UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 21, 2023

HUDSON ACQUISITION I CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41532	86-2712843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 West 44th Street, Suite 1001, New York, NY 10036
(Address of principal executive offices)

Registrant’s telephone number, including area code: (347) 205-3126

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one Right	HUDA U	The Nasdaq Stock Market LLC

Shares of Common Stock, par value $0.0001 per share	HUDA	The Nasdaq Stock Market LLC

Rights, each to receive one-fifth (1/5) of a share of the common stock	HUDA R	The Nasdaq Stock Market LLC

Item 4.01 Changes to Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On July 21, 2023, the Board of Directors (the “Board”) of Hudson Acquisition I Corp. (“the Company”) chose to terminate the engagement of Marcum LLP (“Marcum”) which was then serving as the Company’s independent registered public accounting firm, effective immediately. The decision to dismiss Marcum was approved by the Board by unanimous written consent.

Marcum’s audit reports on the Company’s balance sheet as of December 31, 2021 and the related statements of operations, changes in stockholder’s equity and cash flows for the period from January 13, 2021 (inception) through December 31, 2021 and on the Company’s balance sheet as of October 18, 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.   Their financial statements contained an explanatory paragraph relating to substantial doubt about the Company’s ability to continue as a going concern as described in Note 1 to the financial statements.

During the fiscal years ended December 31, 2021 and December 31, 2022, and the subsequent interim period through July 21, 2023, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Marcum’s satisfaction, would have caused Marcum to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1(v) of Regulation S-K and the related instructions.

The Company provided Marcum with a copy of the disclosures it is making in this Current Report on From 8-K and requested that Marcum furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Marcum’s letter dated July 27, 2023 is filed as Exhibit 16.1 hereto.

(b) Engagement of New Independent Registered Public Accounting Firm

On July 21, 2023, the Board approved the engagement of UHY LLP (“UHY”) to serve as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2022 and December 31, 2023. The decision to appoint UHY was approved by the Board.

During the fiscal years ended December 31, 2021 and December 31, 2022, and the subsequent interim period through July 21, 2023, neither the Company nor anyone acting on its behalf has consulted UHY regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
16.1	Letter of Marcum LLP to the Securities and Exchange Commission, dated July 27, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 27, 2023	HUDSON ACQUISITION I CORP.

	By:	/s/ Jiang Hui
	Name:	Jiang Hui
	Title:	Chief Executive Officer

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